UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2006
Pulte Homes, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-09804 (Commission File Number)	38-2766606 (I.R.S. Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan (Address of principal executive offices)	48304 (Zip Code)
Registrant’s telephone number, including area code: 248-647-2750
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Index to Exhibits
Underwriting Agreement, dated May 10, 2006
Form of Indenture Supplement
7.375% Senior Note due 2046
Opinion of Sidley Austin LLP

Item 8.01 Other Events.
On May 10, 2006, Pulte Homes, Inc. (the “Company”) and certain of its domestic wholly-owned homebuilding subsidiaries (the “Guarantors”) entered into an Underwriting Agreement covering the issuance and sale by the Company of $150,000,000 aggregate principal amount of its 7.375% Senior Notes due June 1, 2046 (the “Senior Notes”). The Senior Notes are being guaranteed by the Guarantors. The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement, Registration No. 333-133876.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:
The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit
1(a)	Underwriting Agreement, dated May 10, 2006, among Pulte Homes, Inc., the subsidiary guarantors named therein and Wachovia Capital Markets, LLC, as Representative of the several underwriters.

4(a)	Form of Indenture Supplement relating to the 7.375% Senior Notes due 2046.

4(b)	7.375% Senior Note due 2046.

5(a)	Opinion of Sidley Austin LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Dated: May 16, 2006	By:	/s/ Steven M. Cook

Steven M. Cook
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description of Exhibit
1(a)	Underwriting Agreement, dated May 10, 2006, among Pulte Homes, Inc., the subsidiary guarantors named therein and Wachovia Capital Markets, LLC, as Representative of the several underwriters.

4(a)	Form of Indenture Supplement relating to the 7.375% Senior Notes due 2046.

4(b)	7.375% Senior Note due 2046.

5(a)	Opinion of Sidley Austin LLP.